SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

UAM Funds, Inc. -- SEC File Nos. 33-25355, 811-5683
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                UAM Funds, Inc.
                      DSI Limited Maturity Bond Portfolio
                          DSI Money Market Portfolio
                              825 Duportail Road
                           Wayne, Pennsylvania 19087
                           1-877-UAM-Link (826-5465)

December 8, 2000



Dear Shareholder:

I am writing to all shareholders of the DSI Limited Maturity Bond and DSI Money Market Portfolios (the "Funds") to inform you of a meeting of shareholders to be held December 29, 2000. Before that meeting, I would like your vote on the important issues affecting each Fund as described in the attached proxy statement. This is a very important meeting that has been called to consider four proposals requiring your vote as a shareholder.

The proxy statement includes proposals relating to the reclassification of the investment objectives of each of the Funds, the adoption of standardized fundamental investment restrictions for each of the Funds, the approval of an interim investment advisory agreement for each Fund and the approval of an investment advisory agreement for each Fund. More specific information about all the proposals is contained in the proxy statement, which you should consider carefully.

The Board of Directors of your Fund has unanimously approved the proposals and recommends that you vote FOR all of the proposals described within this document.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and vote either by signing and returning your proxy card(s) in the enclosed postage-paid envelope today or by using the internet or telephone voting options as described in the proxy card. You may receive more than one proxy card if you own shares in both Funds. Please sign and return each card you receive.

If we do not receive your completed proxy card(s) after several weeks, you may be contacted by a representative of the UAM Fund who will remind you to vote your shares.

We thank you for taking this matter seriously and participating in this important process.

Sincerely,


/s/ James F. Orr III
James F. Orr III
Chairman

         IMPORTANT NEWS FOR SHAREHOLDERS OF DSI LIMITED MATURITY BOND
                   PORTFOLIO AND DSI MONEY MARKET PORTFOLIO

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the DSI Limited Maturity Bond and DSI Money Market Portfolios (the "Funds") that require a shareholder vote.



                         Q & A:  QUESTIONS AND ANSWERS

Q.   What Is Happening?

A. United Asset Management Corporation ("UAM"), the parent company of Dewey Square Investors Corporation ("DSI"), the Funds' adviser, entered into an agreement with Old Mutual plc ("Old Mutual") and OM Acquisition Corp. ("OMAC"), a wholly owned subsidiary of Old Mutual, pursuant to which Old Mutual made a tender offer for the outstanding shares of UAM, and OMAC merged with UAM (the "Old Mutual Transaction"). The Old Mutual Transaction was consummated on September 26, 2000. Old Mutual is a United Kingdom-based financial services group with a substantial life assurance business in South Africa and an integrated, international portfolio of activities in asset management, banking and general insurance. In addition, DSI has entered into an agreement with Dwight Asset Management Company, Inc. ("Dwight"), also a subsidiary of UAM, whereby DSI will be merged into Dwight (the "Dwight Transaction" and, together with the Old Mutual Transaction, the "Transactions"). As a result of the Old Mutual Transaction, there was a change in ownership of UAM and indirectly, DSI and as a result of the Dwight Transaction there will be a change in the investment adviser to the Funds from DSI to Dwight. We want to reassure you that while the corporate entity that manages the Funds will be changing, the team of portfolio managers responsible for the day to day management of the Funds will not. As part of the Dwight Transaction, the three most senior fixed income professionals from DSI will join Dwight and lead the fixed income management team. The following pages give you additional information about Old Mutual, Dwight, the Transactions and the matters on which you are being asked to vote. The Director of the Funds, including those who are not affiliated with UAM or its affiliates, Old Mutual or its affiliates, Dwight or its affiliates or the UAM Funds, unanimously recommend that you vote FOR these proposals.

Q.   Why Did You Send Me This Booklet?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and a proxy card - because you have the right to vote on the important proposals concerning your investment in either or both of the DSI Limited Maturity Bond and DSI Money Market Portfolios, each a portfolio of UAM Funds, Inc.

Q.   Why Are Multiple Cards Enclosed?

A. If you own shares of both the DSI Limited Maturity Bond and DSI Money Market Portfolios, you will receive a proxy card for each Fund.

Q. Why Am I Being Asked To Vote On Interim and Proposed New Advisory Agreements In Proposal Nos. 3 and 4?

A. The Investment Company Act of 1940, which regulates investment companies such as the Funds, requires a vote whenever there is a change in control or management of an investment company's adviser. Upon a change of control or management, the advisory agreement between the investment adviser and the investment company terminates. The Old Mutual Transaction resulted in a change of control of UAM and the Funds are currently being managed pursuant to an interim advisory agreement that was effective with the Old Mutual Transaction. The Investment Company Act of 1940 requires shareholder approval of the interim advisory agreement to operate from the date of the change in control until the date of the Meeting and a new advisory agreement between the Funds and DSI effective upon the date of the Meeting. Similarly, the merger of DSI into Dwight will result in a change of management of DSI which requires shareholder approval of an interim advisory agreement and new advisory agreement. Except for the time period covered by the agreements, the new advisory agreements are identical in all material respects to the existing advisory agreements and each Fund's advisory fee rate will remain unchanged.

Q.   What Happens If An Advisory Agreement Is Not Approved?

A. If the shareholders of either Fund do not approve an interim or a new investment advisory agreement, the respective agreement will continue in effect and the Board of Directors will take such further action as they deem in the best interests of the shareholders of each Fund.

Q.   What Else Am I Being Asked To Vote On?

A. In addition to voting on interim and proposed new advisory agreements, shareholders of each Fund are being asked to consider the following items:

     . to reclassify the investment objectives of each Fund to non-fundamental.

     . to adopt standardized fundamental investment restrictions by revising or eliminating each Fund's current fundamental investment restrictions.

Q.   How Will The Old Mutual and Dwight Transactions Affect Me?

A. UAM has assured the Board that there will he no reduction in the nature or quality of its services to the Funds as a result of the Transactions, and in fact anticipates that resources devoted to the Funds may be enhanced by Old Mutual's global operations, distribution, and technology that would be available to the Funds as a result of the Old Mutual Transaction. In addition, the Dwight Transaction will provide the Funds' management team with additional resources for research and analysis.

Q.   How Do Each Fund's Board Of Directors Recommend That I Vote?

A. After careful consideration, the Board of UAM Funds, Inc., including those Directors who are not affiliated with the UAM Funds, UAM or its affiliated companies, Old Mutual or its affiliated companies, or Dwight or its affiliated companies, recommend that you vote FOR all of the proposals on the enclosed proxy card(s).

Q.   Whom Do I Call For More Information Or To Place My Vote?

A. You may provide the UAM Funds with your vote via mail. If you need more information on how to vote, or if you have any questions, please call your fund's information agent at 1-877-826-5465.


Your Vote Is Important And Will Help Avoid The Additional Expense Of Another Solicitation.

                  Thank You For Promptly Recording Your Vote.

                                UAM Funds, Inc.
                      DSI Limited Maturity Bond Portfolio
                          DSI Money Market Portfolio
                              825  Duportail Road
                           Wayne, Pennsylvania 19087
                           1-877-UAM-LINK (826-5465)

                       NOTICE OF MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 29, 2000

NOTICE IS HEREBY GIVEN that a meeting (the "Meeting") of shareholders of the DSI Limited Maturity Bond and DSI Money Market Portfolios, each a series of UAM Funds, Inc., will be held at 9:00 a.m. Eastern Time at the offices of UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110 for the following purposes:

1. To approve the proposed reclassification of the investment objective of each Fund from fundamental to non-fundamental.

2. To approve the adoption of standardized fundamental investment restrictions by revising the current fundamental investment restrictions of each Fund.

3.   To approve interim investment advisory agreements for each Fund.

4.   To approve  new investment advisory agreements for each Fund.

5. To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on November 17, 2000, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person. You may change your vote even though a proxy has already been returned by written notice to the UAM Funds, by submitting a subsequent proxy using the mail or by voting in person at the meeting.

By Order of the Board of Directors of UAM Funds, Inc.


/s/ Linda T. Gibson
Linda T. Gibson
Secretary

Boston, Massachusetts
December 8, 2000

                                UAM Funds, Inc.
                      DSI Limited Maturity Bond Portfolio
                          DSI Money Market Portfolio
                              825 Duportail Road
                           Wayne, Pennsylvania 19087
                           1-877-UAM-Link (826-5465)

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 29, 2000

This proxy statement is furnished in connection with the solicitation by the Board of Directors of UAM Funds, Inc. (the "Company") for the meeting of shareholders of the DSI Limited Maturity Bond and DSI Money Market Portfolios (the "Funds") to be held at the offices of UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110 on December 29, 2000 at 9:00 a.m., and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on November 17, 2000 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about December 8, 2000.

As used in this proxy statement, the Company's board of directors is referred to as a "Board," and the term "Director" includes each director of the Company. A Director that is an interested person of the Company is referred to in this proxy statement as an "Interested Director." A Director may be an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter. Directors who are not interested persons of the Company are referred to in this proxy statement as "Independent Directors."

SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE
-----------------------------------------------

     The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person. At any time before the Meeting, you may change your vote even though a proxy has already been returned by written notice to the UAM Funds, by mail, submitting a subsequent proxy, or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the UAM Funds at 1-877-826-5465.

     The Funds expect that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of UAM or its affiliates, who will not receive any compensation therefore from the Funds. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by United Asset Management Corporation and/or Old Mutual plc-not the Funds. Such costs are estimated to be approximately $5,000.

     All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present; however, they will have no effect on the outcome of the vote to approve any Proposal requiring a vote based on the percentage of shares actually voted. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any Proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the Proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the Proposal is approved. Unmarked voting instructions will be voted in favor of the proposals.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

Required Vote

     The following table summarizes the proposals, the shareholders eligible to vote on the proposals and the vote required to approve each proposal.

        Proposal                                                     Shareholders                Vote Required for
         Number                  Proposal Description              Entitled to Vote                   Approval
------------------------------------------------------------------------------------------------------------------------
           1.              To reclassify the investment       Shareholders of each Fund     Approval of this proposal
                           objective of each Fund from        will vote separately.         requires the affirmative
                           fundamental to non-fundamental.                                  vote of a "majority of the
                                                                                            outstanding voting
                                                                                            securities" of the Fund.*
------------------------------------------------------------------------------------------------------------------------
           2.              To adopt standardized              Shareholders of each Fund     Approval of this proposal
                           fundamental investment             will vote separately.         requires the affirmative
                           restrictions for each Fund by                                    vote of a "majority of the
                           revising or eliminating some or                                  outstanding voting
                           all of the Fund's current                                        securities" of the Fund.*
                           fundamental investment
                           restrictions.
------------------------------------------------------------------------------------------------------------------------
           3.              To approve interim investment      Shareholders of each Fund     Approval of this proposal
                           advisory agreements.               will vote separately.         requires the affirmative
                                                                                            vote of a "majority of the
                                                                                            outstanding voting
                                                                                            securities" of the Fund.*
------------------------------------------------------------------------------------------------------------------------
           4.              To approve new investment          Shareholders of each Fund     Approval of this proposal
                           advisory agreements.               will vote separately.         requires the affirmative
                                                                                            vote of a "majority of the
                                                                                            outstanding voting
                                                                                            securities" of the Fund.*

* Under the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

PROPOSAL 1 - RECLASSIFICATION OF EACH FUND'S INVESTMENT OBJECTIVE AS NON-
-------------------------------------------------------------------------
FUNDAMENTAL
-----------

Reclassification Of Fundamental Investment Objectives As Non-fundamental

     The 1940 Act does not require a Fund's investment objective to be classified as "fundamental." A fundamental investment objective may be changed only by vote of the Fund's shareholders. In order to provide each Fund's investment adviser with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Directors have approved the reclassification from fundamental to non-fundamental of each Fund's investment objective. If the reclassification of the investment objectives is approved by shareholders, shareholders will forego the right to approve future revisions to a Fund's investment objective, and the Directors will have authority to change a non-fundamental investment objective at any time, with proper notice to shareholders.

     The investment objective of the DSI Limited Maturity Bond Portfolio is to seek maximum total return consistent with reasonable risk to principal by investing in investment-grade debt securities. The investment objective of the DSI Money Market Portfolio is to seek maximum current income consistent with the preservation of capital and liquidity by investing in short-term investment-grade money market obligations issued or guaranteed by financial institutions, nonfinancial corporations, and the U.S. government, as well as repurchase agreements collateralized by such securities. The reclassification from fundamental to non-fundamental will not alter either Fund's investment objective. If, at any time in the future, the Directors approve a change in either Fund's non-fundamental investment objective, shareholders of such Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, shareholders would not be asked to approve such change.

     If the reclassification of either Fund's investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, such Fund's investment objective will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

Recommendation of Directors

     The Directors have reviewed and considered the proposed reclassification of the Funds' investment objectives from fundamental to non-fundamental, and believe that the Funds will benefit in the current regulatory environment by allowing the Directors to revise a Fund's objective without shareholder approval and oversight. The Directors believe they can discharge their responsibilities to shareholders by closely overseeing management's investment activities and ability to respond to market, industry or regulatory changes as these changes affect each Fund and its respective objective. At a meeting of the Directors held on August 4, 2000, the Directors voted to approve the reclassification of the investment objective of each Fund currently classified as fundamental to non-fundamental.

The Directors Recommend That Shareholders Vote To Approve Proposal 1.

PROPOSAL 2 - CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------------------------------

Adoption of Standardized Investment Restrictions (Proposals 2A-2H)

     The 1940 Act requires an investment company to have adopted certain specified investment policies ("Restrictions"), which can be changed only by a shareholder vote. Those policies are often referred to as "fundamental" policies. In the past, fundamental policies were adopted by the UAM Funds to reflect regulatory, business or industry conditions that were in effect at the time the particular action was taken. However, over time many fundamental policies with respect to particular matters differ from one UAM Fund to the next. Because of the opportunity afforded by this Meeting, the Directors have reviewed each Fund's fundamental policies with the goal of simplifying, modernizing and making consistent as far as possible the fundamental policies of all of the Funds.

     The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below. If approved by the Funds' shareholders at the Meeting, the proposed changes to the Funds' fundamental restrictions will be adopted by each Fund. If the elimination of a fundamental policy is approved by shareholders, shareholders will forego the right to approve future revisions to such policy. The Funds' Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting. If the shareholders of a Fund fail to approve any proposed fundamental policy, the current policy will remain in effect.

     Proposal 2A.  Diversification of Investments.  Under the current
     --------------------------------------------
     diversification policy, each Fund may not, with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof) or purchase more than 10% of any class of the outstanding voting securities of any issuer. The Board recommends that the Funds' current fundamental policy on diversification be replaced with the following fundamental investment restriction:

          The Fund may not make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     The proposed diversification policy does not differ in substance from the current diversification policies, but serves to simplify the current fundamental policy. The 1940 Act currently prohibits a diversified investment company from investing more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase. The 1940 Act also currently prohibits a diversified investment company from investing in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations only apply to 75% of the investment company's assets and do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The 1940 Act does not impose any investment limitations on a non-diversified investment company. However, a non-diversified investment company must comply with the diversification requirements of the Internal Revenue Code. Currently the Internal Revenue Code permits an investment company to invest 50% of its total assets in two issuers (i.e., 25% each) and, with respect to 50% of its total assets, requires the investment company to be diversified under the 5% of assets and 10% of voting securities tests described above.

     Proposal 2B.  Borrowing.  Under its current fundamental policy on
     -----------------------
     borrowing, each Fund may not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's gross assets valued at the lower of market or cost. To simplify and modernize each Fund's current fundamental policy on borrowing and the issuance of senior securities, the Board recommends that shareholders vote to approve the following fundamental policy:

          The Fund may not borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

     The primary purpose of the proposed change is to standardize the Fund's current restriction and conform it to the current regulatory requirements and the evolving market environment. Under the 1940 Act, an investment company may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed). An investment company may also borrow up to an additional 5% of its total assets for temporary purposes. The 1940 Act prohibits an investment company from purchasing securities on margin, participating in a joint trading account or effecting a short sale of any security in contravention of SEC rules, regulations or orders. The SEC has issued no rules, regulations or orders. The SEC staff, however, has taken the position that opening a margin account, which is required to effect the short sales, is a borrowing by an investment company and not from a bank, as is required by the 1940 Act. Therefore, it is proposed that the Fund preserve the right to margin, participate in joint trading accounts and engage in short sales to the extent permitted by SEC staff interpretations and subject to any guidelines adopted by the Board.

     Adoption of the proposed policy is not expected to affect materially the operation of each Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in each Fund. However, adoption of the proposed policy will allow each Fund to respond to legal, regulatory and market developments that may make the use of permissible borrowings and the issuance of senior securities advantageous to the Funds and their shareholders.

     Proposal 2C.  Issuing of Senior Securities.  Under its current
     ------------------------------------------
     fundamental policy on senior securities, each Fund may not issue senior securities, as defined in the 1940 Act, except that the restriction shall not be deemed to prohibit a Fund from making permitted borrowings, mortgages or pledges or entering into options and futures (except DSI Money Market Portfolio), or entering into repurchase agreements. To simplify and modernize each Fund's current fundamental policy on the issuance of senior securities, the Board recommends that shareholders vote to approve the following fundamental policy:

          The Fund may not issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     The proposed policy will also allow each Fund to issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally considered to be an obligation of an investment company that has a claim to the investment company's assets or earnings that takes precedence over the claims of the investment company's shareholders. The 1940 Act generally prohibits mutual funds from issuing any senior securities with limited exceptions; however, under current SEC staff interpretations, investment companies are permitted to engage in certain types of transactions that might be considered to involve the issuance of "senior securities" as long as certain conditions are satisfied. The Funds currently engage, and would engage, in transactions that could be considered to involve the issuance of "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

     Adoption of the proposed policy is not expected to affect materially the operation of each Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in each Fund. However, adoption of the proposed policy will allow each Fund to respond to legal, regulatory and market developments that may make the use of permissible borrowings and the issuance of senior securities advantageous to the Funds and their shareholders.

     Proposal 2D.  Underwriting.  Under its current fundamental policy on
     --------------------------
     underwriting, each Fund may not underwrite securities of other issuers. The Board recommends that shareholders vote to replace the current fundamental policy on concentration with the following fundamental policy:

          The Fund may not underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     The primary purpose of the Proposal is to eliminate minor differences in the wording of each Fund's current fundamental policy on underwriting to achieve uniformity with the fundamental policy of other UAM Funds and to avoid unintended limitations or interpretations. Adoption of the proposed policy is not expected to affect materially the operation of each Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in each Fund.

     Proposal 2E.  Industry Concentration.  Each Fund's current policy on
     ------------------------------------
     industry concentration prohibits the Fund from investing more than 25% of the market value of a Fund's total assets in securities of companies within a single industry. The current policy does not apply to investments in instruments issued or guaranteed by the U.S. government, and its agencies or instrumentalities, or instruments issued by U.S. banks when a Fund adopts a temporary defensive position. The Board recommends that shareholders vote to replace the Fund's current fundamental policy on industry concentration with the following fundamental policy:

          The Fund may not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the SEC takes the position that investment of more than 25% of an investment company's assets in an industry constitutes concentration. If each Fund's fundamental policy prohibits the Fund from concentrating in an industry, the Fund may not invest more than 25% of its assets in the applicable industry unless it discloses the specific conditions under which it will change its concentration policy. Each Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the SEC, or some combination thereof. Because each Fund may create its own reasonable industry classifications, the Board believes that it is not necessary to include such matters in the fundamental policy of each Fund. Adoption of the proposed policy is not expected to affect materially the operation of each Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in each Fund.

     Proposal 2F. Investment in Real Estate.  Under its current fundamental
     --------------------------------------
     investment policy regarding investments in real estate, each Fund may not purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate. The Board recommends that the current fundamental policy of each Fund be replaced with the following fundamental investment policy:

          The Fund may not purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate, and (3) that the Fund may purchase securities secured by real estate or interests therein.

     The proposed fundamental policy regarding investments in real estate is not materially different from the current comparable policy except that the policy has been reworded and clarified. The primary purpose of the Proposal is to eliminate minor differences in the wording of each Fund's current fundamental policy on investments in real estate to achieve greater uniformity among all of the UAM Funds' fundamental policies with respect to investments in real estate, and to avoid unintended limitations resulting from different interpretations of each Fund's policy. Adoption of the proposed policy is not expected to affect materially the operation of each Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in each Fund.

     Proposal 2G.  Commodities.  Each Fund has a current fundamental
     -------------------------
     investment policy prohibiting each Fund from investing in commodities (except that each Fund may invest in futures contracts and options to the extent that not more than 5% of a Fund's assets are required as deposit to secure obligations under futures contracts). The Board recommends that the current fundamental policy of each Fund be replaced with the following fundamental investment policy:

          The Fund may not purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     The proposed fundamental policy regarding investments in commodities is not materially different from the current comparable policy except that the policy has been reworded and clarified. The primary purpose of the Proposal is to eliminate minor differences in the wording of each Fund's current fundamental policy on investments in commodities to achieve greater uniformity among all of the Funds' fundamental policies with respect to investments in commodities, and to avoid unintended limitations resulting from different interpretations of a Fund's policy. Adoption of the proposed policy is not expected to affect materially the operation of each Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in each Fund.

     Proposal 2H.  Lending.  The current fundamental policy on loans for each
     ---------------------
     Fund prohibits the making of loans, except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed (including repurchase agreements provided, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of a Fund's net assets), and (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC. The Board recommends that the shareholders vote to replace each Fund's current fundamental policy on loans with the following fundamental investment policy:

          The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

     The proposed policy, unlike each Fund's current policy, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend only in a manner and to an extent in accordance with applicable law. Subject to the receipt of any necessary regulatory approval and Board authorization, each Fund may enter into certain lending arrangements that would benefit the Fund and its shareholders. The proposed policy would provide the Funds with greater flexibility and maximize each Fund's lending capabilities, thereby allowing the Funds to respond more effectively to regulatory, industry and market developments. Adoption of the proposed policy is not expected to affect materially the operation of each Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in each Fund.

Elimination of Certain Fundamental Restrictions (Proposals 2I through 2P)

     In addition to standardizing the restrictions described above, shareholders of the Funds are being asked to eliminate certain fundamental Restrictions. Unlike a fundamental Restriction, a non-fundamental Restriction may be changed without the approval of shareholders. The majority of these fundamental policies came from state law, which until recently had required the Funds to adopt fundamental policies with respect to certain activities in addition to those specified in the 1940 Act. Since the blue-sky regulations have been eliminated by federal statute, the Directors propose that these policies be eliminated. The elimination of certain of the Funds' current fundamental Restrictions will enhance the Funds' ability to achieve their objectives by offering greater flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval. The elimination of these policies will not materially change the manner in which each Fund is currently managed.

     Proposal 2I.  Illiquid Securities.  Under its current fundamental policy,
     ---------------------------------
     each Fund will not invest more than 10% of the assets of the Fund determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days. If the elimination of this restriction is approved by shareholders, the Board will adopt the following non-fundamental restriction: The Fund will not invest more than 15% of its net assets (10% with respect to the DSI Money Market Portfolio) in illiquid securities. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, a fund is not required to adopt restrictions concerning illiquid securities as a fundamental policy. The Board does not anticipate that the elimination of the current fundamental policy will materially change the level of investment risk associated with an investment in the Funds. The Board also believes that elimination of this fundamental restriction and the adoption of a non-fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

     Proposal 2J.  Control or Management.  Under its current fundamental policy,
     -----------------------------------
     each Fund will not invest for the purpose of exercising control over management of any company. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, a fund is not required to adopt restrictions on investing for purposes of exercising control over management of a company as a fundamental policy. If the elimination of this restriction is approved by shareholders, the Funds will be permitted to invest for purposes of exercising control over management of a company to the extent permitted by applicable law. The Board does not anticipate that the elimination of the current fundamental policy will materially change the manner in which the Fund is currently managed or the level of investment risk associated with an investment in the Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

     Proposal 2K.  Unseasoned Issuers.  Under its current fundamental policy,
     --------------------------------
     each Fund will not invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, a fund is not required to adopt restrictions on investments in unseasoned issuers. If the elimination of this restriction is approved by shareholders, the Funds will be permitted to invest in unseasoned issuers to the extent permitted by applicable law. The Board does not anticipate that the elimination of the current fundamental policy will materially change the manner in which each Fund is currently managed or the level of investment risk associated with an investment in the Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

     Proposal 2L.  Borrowings Exceeding 5%.  Under its current fundamental
     -------------------------------------
     policy, each Fund will not purchase additional securities when borrowings exceed 5% of total gross assets. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, an investment company is not required to adopt restrictions on borrowings other than what is described above. If the elimination of this restriction is approved by shareholders, Funds will comply with the borrowing restriction outlined in Proposal 2B. The Board does not anticipate that the elimination of the current fundamental policy will materially change the manner in which each Fund is currently managed or the level of investment risk associated with an investment in the Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

     Proposal 2M. Pledging. Under its current fundamental policy, each Fund will
     ---------------------
     not pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, an investment company is not required to adopt restrictions on pledging, other than what is described in Proposal 2B concerning borrowing. If the elimination of this restriction is approved by shareholders, each Fund will comply with the borrowing restrictions outlined in Proposal 2B. The Board does not anticipate that the elimination of the current fundamental policy will materially change the manner in which each Fund is currently managed or the level of investment risk associated with an investment in the Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

     Proposal 2N. Margin Purchases and Short Sales. Under its current
     ---------------------------------------------
     fundamental policy, each Fund will not purchase on margin or sell short, except as specified above. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, an investment company is not required to adopt restrictions on margin as a fundamental policy. If the elimination of this restriction is approved by shareholders, each Fund will be permitted to engage in margin purchases and short sales to the extent permitted by SEC staff interpretations and subject to guidelines adopted by the Board. The Board does not anticipate that the elimination of the current fundamental policy will materially change the manner in which each Fund is currently managed or the level of investment risk associated with an investment in the Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

     Proposal 2O. Directors' Ownership of Shares. Under its current fundamental
     -------------------------------------------
     policy, each Fund will not purchase or retain securities of an issuer if those officers and Directors or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, an investment company is not required to adopt restrictions oil the amount of securities a Director may own of an issuer. If the elimination of this restriction is approved by shareholders, the Directors will be permitted to own shares of issuers to the extent permitted by applicable law. The Board does not anticipate that the elimination of the current fundamental policy will materially change the manner in which each Fund is currently managed or the level of investment risk associated with an investment in the Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

     Proposal 2P. Interests in Oil, Gas or Other Mineral Exploration or
     ------------------------------------------------------------------
     Development Programs. Under its current fundamental policy, each Fund will
     --------------------
     not write or acquire options or interests in oil, gas or other mineral exploration or development programs. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, an investment company is not required to adopt restrictions on the degree to which an investment company can purchase interests in oil, gas or other mineral exploration or development programs. If the elimination of this restriction is approved by shareholders, the Funds will be permitted to write or acquire options or interests in oil, gas or other mineral exploration or development programs to the extent permitted by applicable law. The Board does not anticipate that the elimination of the current fundamental policy will materially change the manner in which each Fund is currently managed or the level of investment risk associated with an investment in the Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

Recommendation of Directors

     The Directors have reviewed the potential benefits associated with the proposal (i) to standardize each Fund's fundamental restrictions (Proposals 2A through 2H) and (ii) eliminate certain of the Funds' fundamental restrictions (Proposals 2I through 2P). The Board had concurred with management and believes that simplifying each Fund's fundamental restrictions will enhance management's ability to manage each Fund's assets more efficiently in changing regulatory and investment environments, and permit management and the Board to review and monitor investment policies more easily. In addition, the proposed changes to the fundamental investment restrictions of each Fund will assist each Fund in making required regulatory filings in a more efficient and cost-effective manner. The proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities. The Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in each Fund.

     The Trustees voted to approve each of these Proposals at a meeting held for that purpose on August 4, 2000.

The Trustees Unanimously Recommend that Shareholders of Each Fund Vote to Approve Proposals 2A-2P.

PROPOSALS 3A AND B AND PROPOSALS 4A AND B: APPROVAL OF INTERIM INVESTMENT
------------------------------------------
ADVISORY AGREEMENTS AND NEW INVESTMENT ADVISORY AGREEMENTS
-----------------------------------------------------------------------


Introduction

     Dewey Square Inventors Corporation ("DSI"), located at One Financial Center, 24th Floor, Boston, Massachusetts 02111, has served as investment adviser of the Funds since their inception. DSI currently serves as adviser of the Funds pursuant to investment advisory contracts dated September 27, 1989. The investment advisory agreements were approved at each Fund's inception (December 18, 1989 with respect to the Limited Maturity Bond Portfolio and December 28, 1989 with respect to the Money Market Portfolio) by each Fund's initial shareholder. The investment advisory agreement was last approved by the Board on September 13, 2000. DSI is a subsidiary of United Asset Management Corporation ("UAM"), a Delaware corporation. UAM's address is One International Place, Boston, Massachusetts 02110. UAM is also the parent company of the Funds' administrator, distributor and shareholder servicing agent.

     As a result of two transactions (the "Transactions"), DSI will cease to exist in its current form. The first transaction involves the acquisition of UAM by Old Mutual (the "Old Mutual Transaction"). The second transaction involves a merger of DSI into Dwight Asset Management Company ("Dwight"), also a subsidiary of UAM (the "Dwight Transaction"). The completion of the Transactions will result in a change in control and change in management of DSI. DSI after the Old Mutual Transaction continues to serve and Dwight after the Dwight Transaction will serve as each Fund's investment adviser. Regardless of the Transactions, the team of portfolio managers responsible for the day to day management of the Funds will not change. The three most senior fixed income professionals from DSI will join Dwight and lead Dwight's fixed income management team. The section below provides more information on the Transactions and provides some general information on DSI (and Dwight) and the investment advisory agreements.

     Consummation of the Old Mutual Transaction did and the Dwight Transaction would constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's investment advisory agreement. As required by the 1940 Act, each Fund's current investment advisory agreement automatically terminates in the event of its assignment. In anticipation of the Old Mutual Transaction, the Board approved continuation of the advisory services under new investment advisory agreements between each Fund and DSI subject to further approval by shareholders of each Fund. In addition, in anticipation of the Dwight Transaction, the Board has approved continuation of the advisory services under a new investment advisory agreement between each Fund and Dwight subject to further approval by shareholders of each Fund. Compensation earned by DSI (or Dwight after the Dwight Transaction) between the termination of the current agreement and the new investment advisory agreement is held in an interest-bearing escrow account pending shareholder approval of a new investment advisory agreement for a period of up to 150 days from the termination of the current investment advisory agreement. If shareholders approve the proposed interim and new investment advisory agreements, the amount held in the escrow account, plus interest, will be paid to DSI (or Dwight after the Dwight Transaction). If shareholders do not approve the proposed investment advisory agreements, DSI (or Dwight after the Dwight Transaction) will be paid the lesser of the costs incurred in performing its services under the interim agreement or the total amount in the escrow account, plus interest earned. Forms of the interim investment advisory agreement and new investment advisory agreement are attached to this proxy statement as Exhibits A and B. The new investment advisory agreement is identical in all material respects to each Fund's current investment advisory agreement. In addition, each Fund's advisory fee rate is unchanged.

Old Mutual Acquisition of UAM

     On June 16, 2000, Old Mutual plc, a public limited company based in the United Kingdom ("Old Mutual"), OM Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Old Mutual ("OMAC") and United Asset Management Corporation, the parent company of the investment adviser, administrator and distributor of the Funds, ("UAM") entered into an Agreement and Plan of Merger (the "Old Mutual Agreement") for Old Mutual to acquire UAM for $25 per share ("Offer Price") in cash through a tender offer and merger (the "Old Mutual Transaction"). The Old Mutual Transaction valued the equity of UAM at approximately $1.46 billion. The Transaction was consummated September 26, 2000. The Funds are currently being managed pursuant to an interim agreement that was effective with the Old Mutual Transaction.

     The Old Mutual Transaction was subject to a number of conditions, including (but not limited to): (i) tender by holders of a majority of UAM's outstanding shares; (ii) the absence of any legal restraint or prohibition preventing the Old Mutual Transaction; (iii) expiration of any waiting period required by antitrust laws; and (iv) approval of the Old Mutual Transaction by fund and non-fund clients representing specified percentages of UAM. Following completion of the tender offer, OMAC was merged with and into UAM and each UAM share outstanding (other than certain dissenting shareholders) was converted into the right to receive the tender offer price, as adjusted, or any greater amount per share paid pursuant to the tender offer.

     Old Mutual is a United Kingdom-based financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. UAM has approximately $188 billion in assets under management in institutional and individual private accounts and mutual funds. The acquisition of UAM will increase Old Mutual's assets under management to approximately $275 billion.

     Pursuant to the Old Mutual Agreement approved by UAM's Board of Directors, all options to purchase shares of UAM Shares granted to employees and directors of UAM vested. The Old Mutual Agreement provided that, except as otherwise agreed by Old Mutual and the option holder, all such options that are outstanding immediately before the effective time of the Old Mutual Transaction will be canceled in exchange for a cash payment by UAM equal to the number of Shares subject to the option times the excess, if any, of the Offer Price over the exercise price per Share of the option, less applicable withholding taxes. Currently, Mr. Orr, a Director of the Company, holds options (with an exercise price of $18.56 per share) representing 1,000,000 shares of UAM, which will result in payments of approximately $6.44 million at the closing of the Old Mutual Transaction.

     The Old Mutual Transaction constituted a "change of control" for purposes of the change-of-control employment agreements that UAM has entered into with certain senior officers of UAM, including Mr. Orr. The agreements provide generally that the officer's terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the two-year period after the change of control. If UAM terminates the executive's employment (other than for cause, death or disability), or (in certain circumstances) the officer terminates his or her employment for any reason during the 30-day period following the first anniversary of the change of control, the officer is generally entitled to receive a multiple of the officer's annual base salary and annual bonus and UAM contributions made to the officer's defined contribution plan accounts for the most recent plan year, and continued welfare benefits for a number of years equal to the same multiple. The multiple for Mr. Orr is three (3). In addition, the employment agreements provide that certain officers are entitled to receive payment in an amount sufficient to make the officers whole for any excise tax excess parachute payments imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, provided such parachute payments exceed 110% of the maximum amount that could be paid without incurring any excise tax on the excess parachute payment, in which case the parachute payments would be reduced to prevent the imposition of the excise tax. Certain agreements provide for a reduction in payments if necessary to prevent imposition of the excise tax. All amounts were paid in full to Mr. Orr pursuant to the agreements described above upon the change in control. In addition, under the deferred compensation plan and the stock option deferral plan, all benefits became immediately payable upon approval of the Agreement by UAM's Board of Directors.

Merger of DSI into Dwight

     It is expected that on February 15, 2001, DSI, a Delaware corporation, and a wholly-owned subsidiary of UAM, will merge with Dwight, also a Delaware corporation with offices at 100 Bank Street, Suite 800, Burlington, VT 05461, and a wholly-owned subsidiary of UAM. No consideration is being paid in connection with the merger of DSI into Dwight.

     Dwight was founded in 1984 by John K. Dwight and joined UAM in 1994.
     Dwight specializes in the management of stable value portfolios for defined contributed plans. Dwight has over $14 billion in assets under management and 41 employees.

     As part of the merger, the three most senior fixed income professionals from DSI who currently manage the DSI Limited Maturity Bond and DSI Money Market Portfolios will joint the 11 investment professionals from Dwight and lead their active fixed-income management activities. Together these three professionals will form the core of Dwight's new active fixed income management team.

     The name, address and principal occupation of the principal executive officer and each director of DSI is as follows:

     Principal Executive Officer         Directors
     Peter M. Whitman, Jr., President    Ronald L. McCullough, Managing Director
                                         Peter M. Whitman, Jr., President

     The address for each of the persons listed above is c/o Dewey Square Investors Corporation, One Financial Center, 24th Floor, Boston, MA 02111.

     The name, address and principal occupation of the principal executive officer and each director of Dwight is as follows:

     Principal Executive Officer          Directors
     John K. Dwight, President            Laura P. Dagan, Secretary
                                          John K. Dwight, President
                                          David W. Richardson, Vice President

     The address for each of the persons listed above is c/o Dwight Asset Management Company, 100 Bank Street, Suite 800, Burlington, VT 05401.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as the investment adviser to the Funds) to a registered investment company, and the affiliates of such adviser (such as UAM), may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     Consistent with the first condition of Section 15(f), Old Mutual and UAM have agreed in the Agreement that, for a period of three years after the closing of the Old Mutual Transaction, they will not take or recommend any action that would cause more than 25% of the directors to be interested persons of the entity acting as the Funds' investment adviser.

     With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

     In the Agreement, Old Mutual and UAM have agreed not to take or recommend any action that would constitute an unfair burden on the Funds within the meaning of Section 15(f). In this regard, UAM and its affiliates have agreed to maintain the maximum expense ratio disclosed in the current prospectus of the Funds for a period of two years from the date of the consummation of the Old Mutual Transaction, consistent with and subject to the existing conditions of any voluntary fee waivers unrelated to the Old Mutual Transaction.

Description of the Investment Advisory Agreement

     DSI (or Dwight after the Dwight Transaction) will continue to act as its investment adviser pursuant to an interim advisory agreement.

     Each Fund's current and proposed investment advisory agreement requires DSI (or Dwight after the Dwight Transaction) to

     .    Manage the investment and reinvestment of the Fund's assets;

     . Continuously review, supervise and administer the investment program of the Fund; and

     . Determine what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     DSI (or Dwight after the Dwight Transaction) is also required to render regular reports to the Fund's officers and Board concerning the adviser's discharge of its responsibilities.

     The current and proposed investment advisory agreements also authorize DSI (or Dwight after the Dwight Transaction) to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct DSI (or Dwight after the Dwight Transaction) to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if DSI (or Dwight after the Dwight Transaction) determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the adviser's overall responsibilities with respect to the Fund.

     The current and the proposed investment advisory agreement of each Fund obligates DSI (or Dwight after DSI mergers into Dwight) to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. Under the terms of the current investment advisory agreement, DSI has agreed to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided herein.

     Each Fund's current and proposed investment advisory agreement, except as stated below, provides that DSI (or Dwight after DSI mergers into Dwight) shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Each current investment advisory agreement also provides that each Fund will indemnify DSI against liabilities, losses and expenses incurred in connection with all liabilities, except those stated above and liabilities involving breach of DSI's fiduciary duties in respect of receipt of compensation for its services.

Information on Investment Advisory Fees and Annual Expense Limitation

     The DSI Money Market Portfolio (the "Money Market Portfolio") currently pays DSI an annual advisory fee at the rate of 0.400% on the first $500 million and 0.350% in excess of $500 million of the Money Market Portfolio's average daily net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of Institutional Class Shares of the Money Market Portfolio to 0.18% of the Money Market Portfolio's average daily net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the Money Market Portfolio. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During the last fiscal year, the Money Market Portfolio paid DSI $394,104, excluding fee waivers. After giving effect to the adviser's fee waiver, the Money Market Portfolio paid $187,739 in advisory fees during its most recent fiscal year.

     The DSI Limited Maturity Bond Portfolio (the "Bond Portfolio") currently pays DSI an annual advisory fee at the rate of 0.450% on the first $500 million, 0.400% on the next $500 million and 0.350% in excess of $1 billion of the Bond Portfolio's average daily net assets. During the last fiscal year, the Bond Portfolio paid DSI $77,195, excluding fee waivers. After giving effect to the adviser's fee waiver, the Bond Portfolio paid $77,195 in advisory fees during its most recent fiscal year.

Recommendation of Directors

     On August 4, 2000, representatives of UAM advised the Independent Directors that UAM had entered into the Agreement and that Dwight would be merging with DSI. At that time, representatives of UAM described the general terms of the proposed Old Mutual Transaction and the perceived benefits for the UAM organization and for its investment advisory clients. In addition, the general terms of the proposed Dwight Transaction and the perceived benefits for DSI Funds shareholders were discussed with the Board. The Independent Directors discussed the Old Mutual Transaction and the Dwight Transaction with representatives of UAM. They were assisted in their review of this information by their independent legal counsel.

     On August 4, 2000, the Board, including a majority of the Independent Directors, voted to approve the interim investment advisory agreements and the new investment advisory agreements and to recommend their approval to shareholders.

The Directors Unanimously Recommend That Shareholders Of Each Fund Vote To Approve Proposals 3A and B And Proposals 4A and B.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     UAM Fund Services, Inc. is each Fund's administrator, UAM Shareholder Services Center, Inc. is each Fund's sub-shareholder servicing agent and UAM Fund Distributors, Inc. is each Fund's principal underwriter. UAM Fund Services, Inc., UAM Shareholder Services Center, Inc. and UAM Fund Distributors, Inc. are affiliates of UAM. UAM Fund Services, Inc. and UAM Fund Distributors, Inc, are located at 211 Congress Street, 4th Floor, Boston, Massachusetts 02110 and UAM Shareholder Services, Inc. is located at 825 Duportail Road, Wayne, Pennsylvania 19087.

     . During the last fiscal year, the DSI Money Market Portfolio and the DSI Limited Maturity Bond Portfolio paid to UAM Funds Services, Inc. $143,829 and $91,853 respectively, for services rendered as administrator;

     . During the last fiscal year, the DSI Money Market Portfolio and the DSI Limited Maturity Bond Portfolio paid to UAM Shareholder Services Center, Inc. $13,457 and $9,019, respectively, for services rendered as sub-shareholder servicing agent;

     . As of November 17, 2000 the net assets of the DSI Money Market Portfolio and the DSI Limited Maturity Bond Portfolio were $92,815,115 and $13,256,802, respectively.

     The Funds do not pay UAM Fund Distributors, Inc. for its services as principal underwriter to the Funds.

Payment of Expenses

     United Asset Management Corporation or its affiliated companies will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all solicitations, including telephone or internet voting.

Beneficial Ownership of Shares

     The following table contains information about the beneficial ownership by shareholders of five percent or more of each Fund's outstanding Shares as of November 17, 2000. On that date, the existing nominees and officers of the Funds, together as a group, "beneficially owned" less than one percent of each Fund's outstanding Shares.

DSI Money Market Portfolio

     Name and Address of Shareholder                   Percentage of Fund
     ---------------------------------------------------------------------------
     Saturn & Company                                         49.58%
     c/o Investors Bank and Trust
     P.O. Box 9130 FPG90
     Boston, MA 02117-9130
     ---------------------------------------------------------------------------
     UMBSC & Company                                          12.10%
     FBO Interstate Brands
     Conservative Growth
     P.O. Box 419175
     ---------------------------------------------------------------------------
     SO Alaska                                                 6.59%
     Defined Contribution Pension Plan
     P.O. Box 241266
     Anchorage, AK 99524-1266
     ---------------------------------------------------------------------------
     CAN Trust Corporation Trustee                             5.53%
     FBO Cardiovascular &
     Chest Surgical Association MPP
     P.O. Box 5024
     Costa Mesa, CA 92628-5024
     ---------------------------------------------------------------------------

DSI Limited Maturity Bond Portfolio

     Name and Address of Shareholder                   Percentage of Fund
     ---------------------------------------------------------------------------
     Jupiter & Co.                                            71.89%*
     c/o Investors Bank and Trust Company
     P.O. Box 9130
     Boston, MA 02117-9130
     ---------------------------------------------------------------------------
     Hometown Trust                                            8.81%*
     364 Railroad Street
     P.O. Box 219
     St. Johnsbury, VT 05819-0219

     *Denotes shares held by a trustee or fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

     As of November 17, 2000 the DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio had 1,488,616.300 and 92,832,986.197 shares outstanding, respectively.

     The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the Funds by the existing directors of the company, and/or on the records of the company's transfer agent.

Annual and Semi-Annual Reports to Shareholders

     For a free copy of each Fund's most recent annual report (and most recent semi-annual report succeeding the annual report, if any) shareholders of each Fund may call 1-877-826-5465 or write to the UAM Funds at PO Box 219081, Kansas City, MO 64121.

Other Business

     The Board does not intend to present any other business at the Meeting. Other matters will be considered if notice is given within a reasonable amount of time prior to the meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. Any shareholder wishing to present a proposal at a future meeting of shareholders of each Fund will be required to submit such proposal in writing so that it is received by each Fund at least 120 days before the date of the meeting. No annual or other special meeting is currently scheduled for each Fund. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations.

 The Directors, Including the Independent Directors, Recommend Approval of each
  Proposal. Any Unmarked Proxies without Instructions to the Contrary will be
                 Voted in Favor of Approval of the Proposals.

UAM Funds, Inc.
825 Duportail Road
Wayne, PA 19087

                                UAM FUNDS, INC.
                          DSI MONEY MARKET PORTFOLIO
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                     MEETING OF SHAREHOLDERS TO BE HELD ON
                               December 29, 2000

The undersigned hereby appoints Gary L. French and Linda T. Gibson and each of them, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at the offices of UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110 on December 29, 2000, at 9:00 a.m. Eastern time and any adjournment thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                          DSI MONEY MARKET PORTFOLIO

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

THE BOARD, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND OR UNITED ASSET MANAGEMENT CORPORATION, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

______________________________

Vote On Proposals                                                  For        Against      Abstain
1.      To approve the proposed change of the investment           [_]          [_]          [_]
        objective of the Fund from fundamental to
        non-fundamental (see page 4 of the proxy statement)

                      Vote On Proposals                            For        Against      Abstain
2A.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on diversification
        of investments  (see pages 5 to 6 of the proxy
        statement)

2B.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on borrowing (see
        page 6 of the proxy statement)

2C.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on the issuance of
        senior securities  (see page 7 of the proxy statement)

2D.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on underwriting
        (see pages 7 to 8 of the proxy statement)

2E.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on industry
        concentration  (see page 8 of the proxy statement)

2F.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on investment in
        real estate  (see pages 8 to 9 of the proxy
        statement)

2G.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on commodities
        (see page 9 of the proxy statement)

                      Vote On Proposals                            For        Against      Abstain
2H.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on lending  (see
        pages 9 to 10 of the proxy statement)

2I.     To approve the elimination of the Fund's fundamental       [_]          [_]          [_]
        investment restriction on investments in illiquid
        securities  (see pages 10 to 11 of the proxy
        statement)

2J.     To approve the elimination of the Fund's fundamental       [_]          [_]          [_]
        investment restriction on investment for the purpose
        of exercising control over management  (see page 11
        of the proxy statement)

2K.     To approve the elimination of the Fund's fundamental       [_]          [_]          [_]
        investment restriction on investments in unseasoned
        issuers  (see page 11 of the proxy statement)

2L.     To approve the elimination of the Fund's fundamental       [_]          [_]          [_]
        investment restriction on the purchase of additional
        securities when borrowings exceed 5%  (see page 11
        of the proxy statement)

2M.     To approve the elimination of the Fund's fundamental       [_]          [_]          [_]
        investment restriction on pledging  (see page 12
        of the proxy statement)

2N.     To approve the elimination of  the Fund's fundamental      [_]          [_]          [_]
        investment restriction on margin purchases and short
        sales  (see page 12 of the proxy statement)

                      Vote On Proposals                            For        Against      Abstain
2O.     To approve the elimination of the Fund's fundamental       [_]          [_]          [_]
        investment restriction on directors' ownership of
        shares  (see pages 12 to 13 of the proxy statement)

2P.     To approve the elimination of the Fund's fundamental       [_]          [_]          [_]
        investment restriction on writing or acquiring
        options or interests in oil, gas or other mineral
        exploration or development programs  (see page 13
        of the proxy statement)

3A.     To approve an Interim Investment Advisory Agreement        [_]          [_]          [_]
        between the Fund and DSI  (Advisory fee rates will
        not change from those under the current agreement.)
        (see pages 14 to 20 of the proxy statement)

3B.     To approve an Interim Investment Advisory Agreement        [_]          [_]          [_]
        between the Fund and Dwight Asset Management
        (Advisory fee rates will not change from those under
        the current agreement.)  (see pages 14 to 20 of the
        proxy statement)

4A.     To approve an Investment Advisory Agreement between        [_]          [_]          [_]
        the Fund and DSI, subject to completion of the merger
        between United Asset Management Corporation and Old
        Mutual Plc, substantially as described in the Proxy
        Statement  (Advisory fee rates will not change from
        those under the current agreement.)  (see pages 14
        to 20 of the proxy statement)

4B.     To approve an Investment Advisory Agreement between        [_]          [_]          [_]
        the Fund and Dwight Asset Management, subject to
        completion of the merger between DSI and Dwight Asset
        Management, substantially as described in the Proxy
        Statement  (Advisory fee rates will not change from
        those under the current agreement.)  (see pages 14
        to 20 of the proxy statement)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Note: Please sign exactly as your name appears in this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

-----------------------------------------------------------------------------------------------------------------------
       Signature [PLEASE SIGN WITHIN BOX]            Date               Signature (Joint Owners)                Date
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------

UAM Funds, Inc.
825 Duportail Road
Wayne, PA  19087

                                UAM FUNDS, INC.
                      DSI LIMITED MATURITY BOND PORTFOLIO
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                     MEETING OF SHAREHOLDERS TO BE HELD ON
                               December 29, 2000

The undersigned hereby appoints Gary L. French and Linda T. Gibson and each of them, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at the offices of UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110 on December 29, 2000, at 9:00 a.m. Eastern time and any adjournment thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                      DSI LIMITED MATURITY BOND PORTFOLIO

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

THE BOARD, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND OR UNITED ASSET MANAGEMENT CORPORATION, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

___________________________________________

Vote On Proposals                                         For   Against  Abstain

1.  To approve the proposed change of the investment      [_]     [_]      [_]
    objective of the Fund from fundamental to non-fundamental (see page 4 of the proxy statement)

                      Vote On Proposals                            For        Against      Abstain
2A.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on diversification
        of investments (see pages 5 to 6 of the proxy
        statement)


2B.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on borrowing (see
        page 6 of the proxy statement)


2C.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on the issuance of
        senior securities (see page 7 of the proxy
        statement)


2D.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on underwriting
        (see pages 7 to 8 of the proxy statement)


2E.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on industry
        concentration (see page 8 of the proxy
        statement)


2F.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on investment in
        real estate (see pages 8 to 9 of the proxy
        statement)


2G.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on commodities
        (see page 9 of the proxy statement)

                      Vote On Proposals                            For        Against      Abstain
2H.     To approve the proposed change to the Fund's               [_]          [_]          [_]
        fundamental investment restriction on lending
        (see pages 9 to 10 of the proxy statement)

2I.     To approve the elimination of  the Fund's fundamental      [_]          [_]          [_]
        investment restriction on investments in illiquid
        securities (see pages 10 to 11 of the proxy
        statement)


2J.     To approve the elimination of the Fund's fundamental       [_]          [_]          [_]
        investment restriction on investment for the purpose
        of exercising control over management (see page 11
        of the proxy statement)


2K.     To approve the elimination of the Fund's fundamental       [_]          [_]          [_]
        investment restriction on investments in unseasoned
        issuers (see page 11 of the proxy statement)


2L.     To approve the elimination of the Fund's fundamental       [_]          [_]          [_]
        investment restriction on the purchase of additional
        securities when borrowings exceed 5% (see page 11
        of the proxy statement)


2M.     To approve the elimination of the Fund's fundamental       [_]          [_]          [_]
        investment restriction on pledging (see page 12
        of the proxy statement)


2N.     To approve the elimination of  the Fund's fundamental      [_]          [_]          [_]
        investment restriction on margin purchases and short
        sales (see page 12 of the proxy statement)

                      Vote On Proposals                            For        Against      Abstain

2O.     To approve the elimination of the Fund's fundamental       [_]          [_]          [_]
        investment restriction on directors' ownership of
        shares (see pages 12 to 13 of the proxy statement)


2P.     To approve the elimination of the Fund's fundamental       [_]          [_]          [_]
        investment restriction on writing or acquiring
        options or interests in oil, gas or other mineral
        exploration or development programs (see page 13
        of the proxy statement)


3A.     To approve an Interim Investment Advisory Agreement        [_]          [_]          [_]
        between the Fund and DSI (Advisory fee rates will
        not change from those under the current agreement.)
        (see pages 14 to 20 of the proxy statement)


3B.     To approve an Interim Investment Advisory Agreement        [_]          [_]          [_]
        between the Fund and Dwight Asset Management
        (Advisory fee rates will not change from those under
        the current agreement.) (see pages 14 to 20 of the
        proxy statement)


4A.     To approve an Investment Advisory Agreement between        [_]          [_]          [_]
        the Fund and DSI, subject to completion of the merger
        between United Asset Management Corporation and Old
        Mutual Plc, substantially as described in the Proxy
        Statement (Advisory fee rates will not change from
        those under the current agreement.) (see pages 14
        to 20 of the proxy statement)


4B.     To approve an Investment Advisory Agreement between        [_]          [_]          [_]
        the Fund and Dwight Asset Management, subject to
        completion of the merger between DSI and Dwight Asset
        Management, substantially as described in the Proxy
        Statement (Advisory fee rates will not change from
        those under the current agreement.) (see pages 14
        to 20 of the proxy statement)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Note: Please sign exactly as your name appears in this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

-----------------------------------------------------------------------------------------------------------------------
       Signature [PLEASE SIGN WITHIN BOX]            Date               Signature (Joint Owners)                Date
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------